UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-169258	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue Vernon Hills, Illinois	60061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreements.

On June 12, 2013, in anticipation of the planned initial public offering of common stock (the “Offering”) of CDW Corporation (the “Company”), the Company entered into a termination agreement (the “Termination Agreement”) with Madison Dearborn Partners V-B, L.P. (“MDP”), Providence Equity Partners L.L.C. (“PEP,” and together with MDP, the “Sponsors”) and CDW LLC that will become effective upon the closing of the Offering. Upon the closing of the Offering and in exchange for the termination of the management services agreement with affiliates of the Sponsors pursuant to which such affiliates currently provide the Company with management, consulting, financial and other advisory services, the Company will pay to MDP a fee in the amount of $12,936,880 and will pay to PEP a fee in the amount of $11,463,120.

The foregoing is only a summary of the material terms of the Termination Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Termination Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CDW Corporation 2013 Senior Management Incentive Plan

On June 12, 2013, in anticipation of the Offering, the Company established the CDW Corporation 2013 Senior Management Incentive Plan (the “2013 SMIP”) to assist the Company in attracting, motivating and retaining officers and other senior managers who have significant responsibility for growth and long-term success by providing incentive awards that ensure a strong pay-for-performance linkage for such officers and senior managers.

The material terms of the 2013 SMIP are as follows:

•	Administration. The 2013 SMIP will be administered by the Compensation Committee of the Company’s board of directors. The Compensation Committee will have the authority to select the persons who are granted awards under the 2013 SMIP, to determine the time when awards will be granted, to determine whether objectives and conditions for earning awards have been met, to determine whether awards will be paid at the end of the award period or deferred, and to determine whether an award or payment of an award should be reduced or eliminated. The Compensation Committee, as it deems necessary, may delegate its responsibilities for administering the 2013 SMIP to executives.

•	Eligible Participants. Officers and senior managers will be eligible to participate in the 2013 SMIP. The Compensation Committee, in its discretion, will approve the officers and senior managers to whom awards may from time to time be granted under the 2013 SMIP.

•	Award Types. The 2013 SMIP will provide cash award opportunities for eligible participants on an annual basis.

•

Performance Targets. Under the 2013 SMIP, the performance goals applicable to a particular award will be determined by the Compensation Committee at the time of grant. The performance goals applicable to a particular award will be determined by the Compensation Committee at the time of grant. The performance measures will include one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures: the attainment by a share of common stock of a specified fair market value for a specified period of time; increase in stockholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; total stockholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, efficiency, and acquisitions or divestitures, or any combination of the foregoing. Each goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies (or a combination of such past and current performance). Performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. The Compensation Committee may provide for the performance measures or other terms and conditions of an outstanding award to be adjusted in recognition of unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.

•	Certain Adjustments. The Compensation Committee may provide that the performance targets or the manner in which performance will be measured against the performance targets will be adjusted in such a manner as it deems appropriate, including, without limitation, any adjustments to reflect the impact of specified corporate transactions (such as a stock split or stock dividend), accounting or tax law changes and other extraordinary or nonrecurring events.

•	Plan Term. The 2013 SMIP will continue in effect until terminated by the board of directors.

The foregoing is only a summary of the material terms of the 2013 SMIP and does not purport to be complete, and is qualified in its entirety by reference to the 2013 SMIP, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

CDW Corporation 2013 Long-Term Incentive Plan

On June 12, 2013, in anticipation of the Offering, the Company adopted the CDW Corporation 2013 Long-Term Incentive Plan (the “2013 LTIP”). The purposes of the 2013 LTIP are to align the interests of stockholders and those eligible for awards, to retain officers, directors, employees, and other service providers, and to encourage them to act in the Company’s long term best interests. The 2013 LTIP provides for the grant of incentive stock options, within the meaning of Internal Revenue Code Section 422, nonqualified stock options, stock appreciation rights, restricted stock (including the 3,963,925 shares of restricted stock the Company expects to grant in substitution for unvested B Units of CDW Holdings LLC in connection with the Offering assuming an initial public offering price of $21.50 per share), restricted stock units, bonus stock and performance awards. Officers, directors, employees, consultants, agents and independent contractors who provide services to the Company or to any of its subsidiaries are eligible to receive such awards. The material terms of the 2013 LTIP are as follows:

•	Stock Subject to the Plan. The maximum aggregate number of shares that may be issued under the 2013 LTIP is 11,700,000 shares of common stock in addition to the 3,963,925 shares of restricted stock the Company expects to grant in substitution for unvested B Units in connection with the Offering assuming an initial public offering price of $21.50 per share. To the extent a stock option or other stock award granted under the 2013 LTIP (other than any substitute award) expires or otherwise terminates without having been exercised or paid in full, or is settled in cash, the shares subject to such awards will become available for future grant or sale under the 2013 LTIP. In addition, to the extent shares are withheld to satisfy a participant’s tax withholding obligation upon the exercise or settlement of any award (other than any substitute award) or to pay the exercise price of a stock option, such shares will become available for future grant or sale under the 2013 LTIP.

•	Plan Administration. The Compensation Committee will administer the 2013 LTIP. The board of directors has the authority to amend and modify the plan, subject to any stockholder approval required by law or stock exchange rules. Subject to the terms of the 2013 LTIP, the Compensation Committee will have the authority to determine the eligibility for awards and the terms, conditions, and restrictions, including vesting terms, the number of shares subject to an award, and any performance goals applicable to grants made under the 2013 LTIP. The committee also will have the authority, subject to the terms of the 2013 LTIP, to construe and interpret the 2013 LTIP and awards, and amend outstanding awards at any time.

•	Stock Options and Stock Appreciation Rights. The Compensation Committee may grant incentive stock options, nonqualified stock options, and stock appreciation rights under the 2013 LTIP, provided that incentive stock options are granted only to employees. The exercise price of stock options and stock appreciation rights under the 2013 LTIP will be fixed by the committee, but must equal at least 100% of the fair market value of common stock on the date of grant. The term of an option or stock appreciation right may not exceed ten years; provided, however, that an incentive stock option held by an employee who owns more than 10% of all of the classes of stock, or of certain affiliates, may not have a term in excess of five years, and must have an exercise price of at least 110% of the fair market value of common stock on the grant date. Subject to the provisions of the 2013 LTIP, the committee will determine the remaining terms of the options and stock appreciation rights (e.g., vesting). Upon a participant’s termination of service, the participant may exercise his or her option or stock appreciation right, to the extent vested (unless the committee permits otherwise), as specified in the award agreement.

•	Stock Awards. The Compensation Committee will decide at the time of grant whether an award will be in restricted stock, restricted stock units, or bonus stock. The committee will determine the number of shares subject to the award, vesting, and the nature of any performance measures. Unless otherwise specified in the award agreement, the recipient of restricted stock will have voting rights and be entitled to receive dividends with respect to his or her shares of restricted stock. The recipient of restricted stock units will not have voting rights, but his or her award agreement may provide for the receipt of dividend equivalents.

•	Performance Awards. The Compensation Committee will determine the value of any performance award, the vesting and nature of the performance measures, and whether the award is denominated or settled in cash or in shares of common stock. The performance goals applicable to a particular award will be determined by the Compensation Committee at the time of grant. The performance measures will include one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures: the attainment by a share of common stock of a specified fair market value for a specified period of time; increase in stockholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; total stockholder return; earnings or income of the Company before or after taxes and/or interest; EBITDA; EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, efficiency, and acquisitions or divestitures, or any combination of the foregoing. Each goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies (or a combination of such past and current performance). Performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. The Compensation Committee may provide for the performance measures or other terms and conditions of an outstanding award to be adjusted in recognition of unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.

•	Dividends and Dividend Equivalents. The Compensation Committee in its sole discretion may provide that holders of awards will be entitled to dividends or dividend equivalents, on such terms and conditions as may be determined by the Compensation Committee in its sole discretion; provided that no dividend equivalents will be payable with respect to outstanding (i) stock options or stock appreciation rights or (ii) unearned performance compensation awards or other unearned awards subject to performance conditions (although dividend equivalents may be accumulated in respect of unearned awards and paid after such awards are earned).

•

Transferability of Awards. The 2013 LTIP does not allow awards to be transferred other than by will or the laws of inheritance following the participant’s death, and such options may be exercised, during the lifetime of the participant, only by the participant. However, an award agreement may permit a participant to assign an award to a family member by gift or pursuant to a domestic relations order, or to a trust, family limited partnership or similar entity established for one of the participant’s family members. A participant may also designate a beneficiary who will receive outstanding awards upon the participant’s death.

•	Certain Adjustments. If any change is made in common stock subject to the 2013 LTIP, or subject to any award agreement thereunder, without the receipt of consideration by the Company, such as through a stock split, stock dividend, extraordinary distribution, recapitalization, combination of shares, exchange of shares or other similar transaction, appropriate adjustments will be made in the number, class, and price of shares subject to each outstanding award and the numerical share limits contained in the plan.

•	Change in Control. Subject to the terms of the applicable award agreement, upon a “change in control” (as defined in the 2013 LTIP), the board of directors may, in its discretion, determine whether some or all outstanding options and stock appreciation rights will become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and restricted stock unit awards will lapse in full or in part and whether the performance measures applicable to some or all outstanding awards will be deemed to be satisfied. The board of directors may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, be substituted for some or all of the shares of common stock subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to the Company by the holder, to be immediately cancelled by the Company, in exchange for a cash payment, shares of capital stock of the corporation resulting from or succeeding the Company or a combination of both cash and such shares of stock.

•	Plan Termination and Amendment. The board of directors has the authority to amend, suspend, or terminate the 2013 LTIP, subject to any requirement of stockholder approval required by law or stock exchange rules. The 2013 LTIP will terminate on the ten-year anniversary of its approval by the board of directors, unless the Company terminates it earlier.

•	New Plan Benefits. In connection with the Offering, pursuant to the terms of the CDW Holdings LLC limited liability company agreement and as required by the terms of the CDW Holdings LLC unitholders agreement, certain officers will receive shares of restricted stock in exchange for unvested B Units and, in limited cases where necessary to preserve such officer’s fully diluted equity ownership percentage, stock options at an exercise price equal to the price per share that common stock is being offered to the public in the Offering. All officers, directors, employees, consultants, agents and independent contractors are eligible for consideration to participate in the 2013 LTIP.

The foregoing is only a summary of the material terms of the 2013 LTIP and does not purport to be complete, and is qualified in its entirety by reference to the 2013 LTIP, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

On June 12, 2013, forms of option and restricted stock award agreements to be used in connection with awards to be made under the 2013 LTIP to certain named executive officers were also approved. Copies of these forms are filed as Exhibits 10.4, 10.5, 10.6 and 10.7 hereto and incorporated by reference herein.

CDW Corporation Coworker Stock Purchase Plan

On June 12, 2013, in anticipation of the Offering, the Company adopted the CDW Corporation Coworker Stock Purchase Plan (the “Purchase Plan”), which is summarized below.

Generally, all coworkers (including those of consolidated subsidiaries, other than those subsidiaries excluded from participation by the board of directors or the Compensation Committee) who have been employed for at least 90 days are eligible to participate in the Purchase Plan. The Purchase Plan permits employees to purchase common stock through payroll deductions during quarterly offerings periods, with the first offering period beginning January 1, 2014. Participants may authorize payroll deductions of a specific percentage of compensation between 1% and 15%, with such deductions being accumulated for quarterly purchase periods beginning on the first business day of each offering period and ending on the last business day of each offering period. Under the terms of the Purchase Plan, the purchase price per share will equal 95% of the fair market value of a share of common stock on the last business day of each offering period, although the Compensation Committee has discretion to change the purchase price with respect to future offering periods. No employee may participate in an offering period if the employee owns 5% or more of the total combined voting power or value of stock or the stock of any of subsidiaries. No participant may purchase more than 1,250 shares of common stock during any offering period.

1,700,000 shares of common stock, subject to adjustment for stock splits, stock dividends or other changes in capital stock, have been reserved for issuance under the Purchase Plan.

The Purchase Plan will be administered by the Compensation Committee or a designee of the Compensation Committee. The Purchase Plan may be amended by the board of directors or the Compensation Committee but may not be amended without prior stockholder approval to the extent required by Section 423 of the Code.

The foregoing is only a summary of the material terms of the Purchase Plan and does not purport to be complete, and is qualified in its entirety by reference to the Purchase Plan, a copy of which is filed as Exhibit 10.8 hereto and incorporated by reference herein.

RDU Plan

On June 12, 2013, in anticipation of the Offering and the anticipated redemption of senior subordinated exchange notes due 2017 (the “Senior Subordinated Notes”) using a portion of the net proceeds received by the Company from the Offering together with borrowings under CDW LLC’s existing senior secured asset-based revolving credit facility or under an incremental term loan under CDW LLC’s existing senior secured term loan facility, the Company amended the CDW Restricted Debt Unit Plan (the “RDU Plan”) in order to increase the retentive value of the plan, which is summarized below.

The RDU Plan is designed to retain key leaders and focus them on driving the long-term success of the Company. The RDU Plan is an unfunded nonqualified deferred compensation plan. Participants in the RDU Plan receive restricted debt units (“RDUs”) that entitled the participant to a proportionate share of payments under the RDU Plan, determined by dividing the number of RDUs held by the participant by 28,500, which is the total number of RDUs available under the RDU Plan. Each RDU represents $1,000 of face value of the Senior Subordinated Notes.

The RDUs are designed to track two components of the Senior Subordinated Notes, a principal component and an interest component. However, the participants have no rights to the underlying debt. The total amount of compensation available under the RDU Plan is based on these two components. The principal component credits the RDU Plan with an amount equal to $28.5 million face value of the Senior Subordinated Notes (the “debt pool”). Participants vest daily in the principal component during employment on a pro rata basis over the period commencing January 1, 2012 (or, if later, the date of hire or the date of a subsequent RDU grant) through December 31, 2014, unless accelerated. Payment of the principal component on a participant’s vested RDUs under the RDU Plan will be made to participants on October 12, 2017, unless accelerated due to a sale of the Company. The interest component credits the RDU Plan with amounts equal to the interest that would have been earned on the debt pool from March 10, 2010 (or, if later, the date of hire or the date of a subsequent RDU grant) through maturity (October 12, 2017). Under the original terms of the RDU Plan, interest amounts for 2010 and 2011 were deferred until 2012, and thereafter, subject to certain exceptions, interest amounts were to be paid to participants semi-annually on the interest payment dates.

In accordance with the original terms of the plan, the principal component of the RDUs will convert to a cash-denominated pool upon the planned redemption of the Senior Subordinated Notes and continue to vest on a daily basis and to become payable to participants on October 12, 2017, unless payment is accelerated due to a sale of the Company. The planned redemption of the Senior Subordinated Notes will also, per the terms of the RDU Plan, result in holders of RDUs being credited with an additional amount equal to the amount of the prepayment premium that would have been paid on an equivalent amount of Senior Subordinated Notes under the terms of the indenture related to such notes. This additional amount will, like principal, be paid to holders of RDUs on October 12, 2017.

However, as allowed under the original terms of the plan, the accrual of interest credits on the RDUs will cease after the redemption of the Senior Subordinated Notes. Instead, the Compensation Committee intends to give participants the opportunity to share on a pro rata basis in cash retention pools that will be payable to participants who satisfy certain continuing-employment requirements. The aggregate amount of the cash retention pools was determined based on the amount of interest component credits that would have been allocated to the RDUs under the original terms of the plan if the Senior Subordinated Notes had not been redeemed.

The foregoing is only a summary of the material terms of the RDU Plan and does not purport to be complete, and is qualified in its entirety by reference to the amended and restated RDU Plan, a copy of which is filed as Exhibit 10.9 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Termination Agreement, dated as of June 12, 2013, by and among the Company, CDW LLC, Madison Dearborn Partners V-B, L.P. and Providence Equity Partners L.L.C., previously filed as Exhibit 10.6 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.2	CDW Corporation 2013 Senior Management Incentive Plan, previously filed as Exhibit 10.34 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.3	CDW Corporation 2013 Long-Term Incentive Plan, previously filed as Exhibit 10.35 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.4	Form of CDW Corporation Option Award Notice and Stock Option Agreement (to be executed by Thomas E. Richards), previously filed as Exhibit 10.37 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.5	Form of CDW Corporation Option Award Notice and Stock Option Agreement (to be executed by Neal J. Campbell and Christina M. Corley), previously filed as Exhibit 10.38 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333 187472) and incorporated herein by reference.

10.6	Form of CDW Corporation Restricted Stock Award Notice and Restricted Stock Award Agreement (to be executed by Thomas E. Richards, Dennis G. Berger, Douglas E. Eckrote, Christine A. Leahy, Jonathan J. Stevens and Ann E. Ziegler), previously filed as Exhibit 10.39 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333 187472) and incorporated herein by reference.

10.7	Form of CDW Corporation Restricted Stock Award Notice and Restricted Stock Award Agreement (to be executed by Neal J. Campbell, Christina M. Corley, Christina V. Rother and Matthew A. Troka), previously filed as Exhibit 10.40 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.8	CDW Corporation Coworker Stock Purchase Plan, previously filed as Exhibit 10.36 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.9	CDW Amended and Restated Restricted Debt Unit Plan, previously filed as Exhibit 10.41 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: June 18, 2013	By:	/s/ Ann E. Ziegler
Ann E. Ziegler
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Termination Agreement, dated as of June 12, 2013, by and among the Company, CDW LLC, Madison Dearborn Partners V-B, L.P. and Providence Equity Partners L.L.C., previously filed as Exhibit 10.6 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.2	CDW Corporation 2013 Senior Management Incentive Plan, previously filed as Exhibit 10.34 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.3	CDW Corporation 2013 Long-Term Incentive Plan, previously filed as Exhibit 10.35 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.4	Form of CDW Corporation Option Award Notice and Stock Option Agreement (to be executed by Thomas E. Richards), previously filed as Exhibit 10.37 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.5	Form of CDW Corporation Option Award Notice and Stock Option Agreement (to be executed by Neal J. Campbell and Christina M. Corley), previously filed as Exhibit 10.38 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333 187472) and incorporated herein by reference.

10.6	Form of CDW Corporation Restricted Stock Award Notice and Restricted Stock Award Agreement (to be executed by Thomas E. Richards, Dennis G. Berger, Douglas E. Eckrote, Christine A. Leahy, Jonathan J. Stevens and Ann E. Ziegler), previously filed as Exhibit 10.39 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333 187472) and incorporated herein by reference.

10.7	Form of CDW Corporation Restricted Stock Award Notice and Restricted Stock Award Agreement (to be executed by Neal J. Campbell, Christina M. Corley, Christina V. Rother and Matthew A. Troka), previously filed as Exhibit 10.40 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.8	CDW Corporation Coworker Stock Purchase Plan, previously filed as Exhibit 10.36 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.9	CDW Amended and Restated Restricted Debt Unit Plan, previously filed as Exhibit 10.41 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.